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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 16, 2002
                                                 -------------------------


                             DIGI INTERNATIONAL INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       0-17972                 41-1532464
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


         11001 BREN ROAD EAST
         MINNETONKA, MINNESOTA                                     55343
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (952) 912-3444
                                                   ----------------------


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Item 5.    Other Events.

     The Press Release of Digi International Inc. dated January 16, 2002 which is attached hereto as Exhibit 99 is hereby incorporated by reference in response to this Item 5.


Item 7.    Exhibits.

                 99       Press Release dated January 16, 2002.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       DIGI INTERNATIONAL INC.



Date:  January 16, 2002                By /s/ Subramanian Krishnan
                                          --------------------------------------
                                          Subramanian Krishnan
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer







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                                  EXHIBIT INDEX


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
No.             Exhibit                                                         Page
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
99              Press Release dated January 16, 2002.                           Filed
                                                                                Electronically
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